UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2016

PRINCETON CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	814-00710	46-3516073
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

4422 Route 27, Building C Suite 1, Box 89 Kingston, New Jersey	08528
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 514-9200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As reported on the Company’s Form 8-K filed on January 22, 2016, on January 18, 2016 the Board of Directors of Princeton Capital Corporation (the “Company”) conditionally approved the New Investment Advisory Agreement between the Company and Princeton Advisory Group, Inc., a New Jersey corporation (“Princeton Group”) (the “New Investment Advisory Agreement”), subject to the approval of the Company’s stockholders at the 2016 Annual Meeting of Stockholders. On June 9, 2016, as further set forth below, the Company’s stockholders approved the New Investment Advisory Agreement. The effective date of the New Investment Advisory Agreement is June 9, 2016.

Summary of New Investment Advisory Agreement

Advisory Services

Princeton Group is registered as an investment adviser under the 1940 Act, and upon approval of the New Investment Advisory Agreement by the stockholders of the Company, will serve as the Company’s investment advisor pursuant to the New Investment Advisory Agreement in accordance with the 1940 Act. Princeton Group is owned by and an affiliate of Mr. Munish Sood, the Company’s President and Chief Executive Officer.

Subject to supervision by the Company’s Board, Princeton Group will oversee the Company’s day-to-day operations and provide the Company with investment advisory services. Under the terms of the New Investment Advisory Agreement, Princeton Group, will among other things: (i) determine the composition and allocation of the portfolio of the Company, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identify, evaluate and negotiate the structure of the investments made by the Company; (iii) execute, monitor and service the Company’s investments; (iv) determine the securities and other assets that the Company shall purchase, retain, or sell; (v) perform due diligence on prospective portfolio companies; (vi) provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds; and (vii) if directed by the Board, assist in the execution and closing of the sale of the Company’s assets or a sale of the equity of the Company in one or more transactions. Princeton Group’s services under the New Investment Advisory Agreement may not be exclusive and it is free to furnish similar services to other entities so long as its services to the Company are not impaired.

Advisory Fee

Pursuant to the New Investment Advisory Agreement, the Company will pay Princeton Group a base management fee for investment advisory and management services. The cost of the base management fee will ultimately be borne by the Company’s stockholders.

The base management fee is calculated at an annual rate of 1.00% of the Company’s gross assets, including assets purchased with borrowed funds or other forms of leverage and excluding cash and cash equivalents net of all indebtedness of the Company for borrowed money and other liabilities of the Company. The base management fee is payable quarterly in arrears, and determined as set forth in the preceding sentence at the end of the two most recently completed calendar quarters. The Board may retroactively adjust the valuation of the Company’s assets and the resulting calculation of the base management fee in the event the Company or any of its assets are sold or transferred to an independent third party or the Company or Princeton Group receives an audit report or other independent third party valuation of the Company. To the extent that any such adjustment increases or decreases the base management fee of any prior period, the Company will be obligated to pay the amount of increase to Princeton Group or Princeton Group will be obligated to refund the decreased amount, as applicable.

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Payment of Expenses

Princeton Group will bear all compensation expense (including health insurance, pension benefits, payroll taxes and other compensation related matters) of its employees and bear the costs of any salaries or directors’ fees of any officers or directors of the Company who are affiliated persons (as defined in the 1940 Act) of Princeton Group. However, Princeton Group, subject to approval by the Board of the Company, will be entitled to reimbursement for the portion of any compensation expense and the costs of any salaries of any such employees to the extent attributable to services performed by such employees for the Company. During the term of the New Investment Advisory Agreement, Princeton Group will also bear all of its costs and expenses for office space rental, office equipment, utilities and other non-compensation related overhead allocable to performance of its obligations under the New Investment Advisory Agreement.

Except as provided in the preceding paragraph the Company will reimburse Princeton Group all direct and indirect costs and expenses incurred by it during the term of the New Investment Advisory Agreement for: (i) due diligence of potential investments of the Company, (ii) monitoring performance of the Company’s investments, (iii) serving as officers of the Company, (iv) serving as directors and officers of portfolio companies of the Company, (v) providing managerial assistance to portfolio companies of the Company, and (vi) enforcing the Company’s rights in respect of its investments and disposing of its investments; provided, however, that, any third party expenses incurred by Princeton Group in excess of $50,000 in the aggregate in any calendar quarter will require advance approval by the Board of the Company.

In addition to the foregoing, the Company will also be responsible for the payment of all of the Company’s other expenses, including the payment of the following fees and expenses:

●	organizational and offering expenses;

●	expenses incurred in valuing the Company’s assets and computing its net asset value per share (including the cost and expenses of any independent valuation firm);

●	subject to the guidelines approved by the Board, expenses incurred by Princeton Group that are payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for the Company and in monitoring the Company’s investments and performing due diligence on the Company’s prospective portfolio companies or otherwise related to, or associated with, evaluating and making investments;

●	interest payable on debt, if any, incurred to finance the Company’s investments and expenses related to unsuccessful portfolio acquisition efforts;

●	offerings of the Company’s common stock and other securities;

●	administration fees;

●	transfer agent and custody fees and expenses;

●	U.S. federal and state registration fees of the Company (but not Princeton Group);

●	all costs of registration and listing the Company’s shares on any securities exchange;

●	U.S. federal, state and local taxes;

●	independent directors’ fees and expenses;

●	costs of preparing and filing reports or other documents required of the Company (but not Princeton Group) by the SEC or other regulators;

●	costs of any reports, proxy statements or other notices to stockholders, including printing costs;

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●	the costs associated with individual or group stockholders;

●	the Company’s allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

●	direct costs and expenses of administration and operation of the Company, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs;

●	and all other non-investment advisory expenses incurred by the Company in connection with administering the Company’s business.

Duration and Termination

Unless terminated earlier as described below, the New Investment Advisory Agreement will continue in effect for a period of one (1) year from its effective date. It will remain in effect from year to year thereafter if approved annually by the Company’s Board or by the affirmative vote of the holders of a majority of the Company’s outstanding voting securities, and, in either case, if also approved by a majority of Company’s directors who are neither parties to the New Investment Advisory Agreement nor “interested persons” (as defined under the 1940 Act) of any such party. The New Investment Advisory Agreement may be terminated at any time, without the payment of any penalty, (i) upon written notice, effective on the date set forth in such notice, by the vote of a majority of the outstanding voting securities of the Company or by the vote of the Company’s directors, or (ii) upon 60 days’ written notice, by Princeton Group. The New Investment Advisory Agreement automatically terminates in the event of its “assignment,” as defined in the 1940 Act.

Indemnification

The New Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of their duties, or by reason of the material breach or reckless disregard of their duties and obligations under the New Investment Advisory Agreement (and to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services), Princeton Group and its officers, managers, employees and members are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Princeton Group’s services under the New Investment Advisory Agreement or otherwise as the Company’s investment advisor. The amounts payable for indemnification will be calculated net of payments recovered by the indemnified party under any insurance policy with respect to such losses.

At all times during the term of the New Investment Advisory Agreement and for one year thereafter, Princeton Group is obligated to maintain directors and officers/errors and omission liability insurance in an amount and with a provider reasonably acceptable to the Board of the Company.

The full text of the New Investment Advisory Agreement was filed as an exhibit to the Company’s Definitive Proxy Statement on May 19, 2016.

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Item 1.02.	Termination of a Material Definitive Agreement.

As reported on the Company’s Form 8-K filed on January 22, 2016, the Board of Directors of the Company previously approved the termination of the Investment Advisory Agreement between the Company and Princeton Investment Advisors, LLC (“PIA”) (the “Terminated Investment Advisory Agreement”), such termination becoming effective on June 9, 2016, the date the new investment advisory agreement was approved and adopted by the stockholders of the Company. Under the Terminated Investment Advisory Agreement, the Company paid PIA a base management fee of 1.75% and an incentive fee that was comprised of two components: an income based fee component and a capital gains fee component. There were no early termination penalties payable by the Company as a result of the termination of the Terminated Investment Advisory Agreement.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On June 9, 2016, Princeton Capital Corporation (the “Company”) held its 2016 Annual Meeting of Stockholders (“Annual Meeting”). At the Annual Meeting, the stockholders voted on (i) the election of Darren Stainrod (Class I Director), Mark DiSalvo (Class I Director), Munish Sood (Class II Director), Martin Laidlaw (Class III Director) and Greg Bennett (Class III Director) to the Company’s Board of Directors, (ii) the approval of amendments to the Charter of the Company to declassify the board of directors of the Company, (iii) the approval of an amendment to the Charter of the Company to provide stockholders the right to remove any director, or the entire board of directors, from office at any time, with or without cause, by the affirmative vote of holders of outstanding shares of capital stock of the Company entitled to cast a majority of all the votes entitled to be cast in the election of directors, (iv) the approval of an amendment to the Charter of the Company to provide stockholders with the right to take any action required or permitted to be taken at any annual or special meeting of stockholders to be taken via written consent without a meeting, without prior notice and without a vote, (v) the ratification of the selection of WithumSmith&Brown, PC (“WithumSmith”) as the Company’s independent registered public accounting firm for the year ending December 31, 2015, (vi) the approval of a new investment advisory agreement between the Company and Princeton Advisory Group, Inc., a New Jersey corporation, pursuant to which Princeton Advisory Group, Inc. would be appointed as the Company’s investment advisor, and (vii) the approval of the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies.

The stockholders elected all five nominees for director, approved all of the amendments to the Charter of the Company, ratified the selection of WithumSmith, approved the new investment advisory agreement, and approved the adjournment of the Annual Meeting to solicit additional proxies, however it was not necessary. The text of the Articles of Amendment to the Company’s Charter was filed as an exhibit to the Company’s Definitive Proxy Statement on May 19, 2016.

The full results of the matters voted on at the Annual Meeting are set forth below:

Proposal No. 1 – Election of Directors:

Nominee	Votes For	Votes Withheld

Darren Stainrod (Class I)	115,682,950	1,108

Mark DiSalvo (Class I)	115,682,950	1,108

Munish Sood (Class II)	115,682,950	1,108

Martin Laidlaw (Class III)	115,682,950	1,108

Greg Bennett (Class III)	115,682,950	1,108

There were 35,355 broker non-votes for each of the directors nominated Proposal 1.

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Proposal No. 2 – To Approve Amendments to the Charter of the Company to Declassify the Board of Directors of the Company:

Votes For	Votes Against	Abstentions

115,682,250	1,800	8

There were 35,355 broker non-votes for Proposal 2.

Proposal No. 3 – To Approve an Amendment to the Charter of the Company to Provide Stockholders the Right to Remove any Director, or the Entire Board of Directors, from Office at any Time, With or Without Cause, by the Affirmative Vote of Holders of Outstanding Share of Capital Stock of the Company Entitled to Cast a Majority of All the Votes Entitled to be Cast in the Election of Directors:

Votes For	Votes Against	Abstentions

115,682,250	1,800	8

There were 33,355 broker non-votes for Proposal 3.

Proposal No. 4 – To Approve an Amendment to the Charter of the Company to Provide Stockholders with the Right to Take any Action Required or Permitted to be Taken at any Annual or Special Meeting of Stockholders to be Taken Via Written Consent Without a Meeting, Without Prior Notice and Without a Vote:

Votes For	Votes Against	Abstentions

115,681,750	2,300	8

There were 33,355 broker non-votes for Proposal 4.

Proposal No. 5 – Ratification of the Selection of WithumSmith&Brown, PC as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2015:

Votes For	Votes Against	Abstentions

115,717,573	1,800	8

There were no broker non-votes for Proposal 5.

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Proposal No. 6 – To Approve a New Investment Advisory Agreement between the Company and Princeton Advisory Group, Inc., Pursuant to which Princeton Advisory Group, Inc. will be Appointed as the Company’s Investment Advisor:

Votes For	Votes Against	Abstentions

115,681,718	2,300	8

There were 33,355 broker non-votes for Proposal 6.

Proposal No. 7 – To Approve the Adjournment of the Annual Meeting, if Necessary or Appropriate, to Solicit Additional Proxies:

Votes For	Votes Against	Abstentions

115,717,805	1,600	8

There were no broker non-votes for Proposal 7.

No other proposals were submitted to a vote of the Company’s stockholders.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: June 13, 2016

PRINCETON CAPITAL CORPORATION

By:	/s/ Gregory J. Cannella
Name: Gregory J. Cannella
Title: Chief Financial Officer

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